EXHIBIT 10.94

                           HIENERGY TECHNOLOGIES, INC.

                                 PROMISSORY NOTE

U.S. $100,000.00                                           DATE: AUGUST 10, 2004
Irvine, California

         1. AMOUNT. HiEnergy Technologies, Inc., a Delaware corporation having its principal place of business located at 1601 Alton Parkway, Unit B, Irvine, California 92606 (the "Borrower"), for value received, hereby promises to pay to the order of MAGLICH FAMILY HOLDINGS, INC. (the "Lender") the following:

         Principal:        $100,000.00
         Interest Rate:    5%
         Date Due:         ON CALL

         2. PAYMENT. Any unpaid Principal and Interest on this Promissory Note will become due and payable no later than above stated date. All such payments shall be made in same day funds denominated in United States Dollars.

         3. INTEREST. Interest on the outstanding principal balance of this Note shall accrue at the above stated per annum. Interest on the outstanding principal balance of the Note shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty-five (365) days.

         4. PRESENTMENT. The Borrower (i) waives presentment, demand, protest and notice of presentment, notice of protest and notice of any kind respecting this Promissory Note; and (ii) agrees that this Promissory Note shall be binding upon the Borrower and the Borrower's successors and assigns.

         5. REPLACEMENT. Upon receipt of a duly executed, notarized and unsecured written statement from the Lender with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Borrower shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

          6. SEVERABILITY. In the event any one or more of the provisions contained in this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender or any holder hereof, not affect any other provision of this Promissory Note, but this Promissory Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         7. MODIFICATION. This Promissory Note may only be modified by an agreement in writing executed by the Borrower and Lender. The Borrower has the full power, authority and legal right to execute and deliver this Promissory Note, and represents that this Promissory Note constitutes a valid and binding obligation of the Borrower.
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         8. WAIVERS. Any failure of the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

         9. ENFORCEMENT EXPENSES. The Borrower agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

         10. TERMS DEFINED. The terms "Borrower" and "Lender" as used in this Promissory Note shall include their respective heirs, executors, personal representatives, successors and assigns.

         11. BINDING EFFECT. The obligations of the Borrower and the Lender set forth herein shall be binding upon the successors and assigns of each such party.

         12. CONTROLLING LAW. This Note shall be governed by the laws of the United States of America and the State of California, without regard to the principles of conflicts laws of those jurisdictions.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the date first written above.


                             HIENERGY TECHNOLOGIES, INC.
                             A Delaware Corporation



                             By:    /s/  Bogdan C. Maglich
                                 ------------------------------
                                 Name: Dr. Bogdan C. Maglich
                                 Title: Chairman and CEO